Quarterly Report to Stockholders March 31, 2005

     The Investment Adviser’s Commentary included in this report contains certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

INVESTMENT ADVISER’S COMMENTARY

Dear Fellow Stockholders:

The first quarter of 2005 was lackluster except for energy stocks. In this environment, the Blue Chip Value Fund’s net asset value was down 2.08%, modestly outperforming our benchmark, the S&P 500, which was down 2.15%. We divide the S&P 500 into 13 sectors. Nine of the 13 sectors had negative returns. The best performing sector was energy—which was up 17.8%. By comparison, the energy stocks in our portfolio were up 21%.

We continue to believe that energy stocks with strong cash flows, excellent returns on capital and long-duration reinvestment opportunities are undervalued. As a result, we remain overweight in energy. Our best energy holdings during the quarter were Occidental Petroleum, Transocean, and Marathon Oil. Occidental continues to have record profits and cash flows in both its oil and chemicals businesses, and it appears to be allocating excess capital from its chemicals businesses to higher return oil exploration prospects around the world. Transocean is a leading provider of offshore drilling platforms. Its fees are high and appear to be going higher as energy companies accelerate drilling. Marathon Oil’s stock price bounced back from fourth quarter weakness as it appears the stock market again focused on the significant free cash flow generation from the company and its new exploration projects. During the quarter we sold a portion of Occidental and Marathon to fund a new position in XTO Energy. In our opinion, XTO has a history of creating value through savvy acquisitions of under-priced reserves.

We added two other new stocks to the portfolio during the quarter—General Electric and First Data Corporation. General Electric is widely regarded as one of the best-run companies in the world. In our opinion, management’s shift out of some slower growth financial businesses and into faster growing industrial businesses should improve GE’s return on invested capital. GE recently completed an additional sale of its interest in Genworth—a life insurance operation—and redeployed a portion of the proceeds in its acquisition of Ionics—a water filtration company. Our other new holding—First Data Corporation—is a world leader in the electronic processing of financial transactions for credit and debit cards. Our analysis suggests the company has good long-term free cash flow growth prospects that are not reflected in the share price.

Detracting from portfolio performance during the quarter were Computer Sciences and Parker Hannifen. It seems that market response to the near-term earnings dilution from Computer Sciences’ sale of assets caused concern during the quarter. However, we remain confident in its plans to redeploy the proceeds consistent with our cash flow forecasts, and we are encouraged by continued improvement in business prospects. In our opinion, Parker Hannifen, an industrial and aerospace machinery manufacturer, suffered during the quarter as the rate of improvement in margins and sales began to slow, partially due to the auto production slowdown. While we continue to believe the market underestimates Parker Hannifen’s ability to sustain strong free cash flow, we are monitoring developments closely.

We expect the stock market may be a bit more volatile than normal as the economy adjusts to interest-rates hikes and higher energy costs. We find the fact that long-term interest rates have remained relatively flat encouraging. This suggests to us that inflation is under control, which in our opinion is good for stock prices. We continue to see ample opportunities in companies with strong levels of free cash flow where opportunities for value creating investment are present at valuations we believe are attractive. This leaves us optimistic that the market will see better days ahead.

I note with pleasure that in April we made our 72nd distribution to shareholders since the Fund’s inception in the spring of 1987. In the months ahead we will be working hard to continue to identify a portfolio of sound, higher quality companies with strong cash flow fundamentals at attractive valuations.

Sincerely,

Todger Anderson, CFA
President, Blue Chip Value Fund, Inc.
Chairman, Denver Investment Advisors LLC

Sector Diversification in Comparison to S&P 500 as of March 31, 2005*
	Fund	S&P 500
Basic Materials	1.7%	3.1%
Capital Goods	6.9%	9.3%
Commercial Services	4.0%	2.5%
Communications	2.1%	4.8%
Consumer Cyclical	16.8%	13.3%
Consumer Staples	6.3%	8.8%
Energy	11.0%	8.6%
Financials	20.8%	19.1%
Medical/Healthcare	20.4%	12.2%
REITs	0.0%	0.5%
Technology	7.6%	12.2%
Transportation	2.2%	1.7%
Utilities	0.0%	3.4%
Short-Term Investments	0.2%	—
*Sector diversification percentages are based on the Fund’s total investments at market value. Sector diversification is subject to change and may not be representative of future investments.

Average Annual Total Returns as of March 31, 2005
Return	3 Mos.	1-Year	3-Year	5-Year	10-Year	Since Inception
Blue Chip Value Fund – NAV	(2.08%)	7.99%	2.78%	1.32%	10.46%	8.39%
Blue Chip Value Fund – Market Price	(0.45%)	13.80%	8.15%	6.57%	13.72%	9.31%
S&P 500 Index	(2.15%)	6.67%	2.75%	(3.16%)	10.79%	10.64%

Past performance is no guarantee of future results. Share prices will fluctuate, so that a share may be worth more or less than its original cost when sold. Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Current performance may be higher or lower than the total return shown above. Please visit our website at www.blu.com to obtain the most recent month end returns. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

Please Note:  line graph points are as of the end of each calendar quarter.

Past performance is no guarantee of future results.  Share prices will fluctuate, so that a share may be worth more or less than its original cost when sold.

1 Reflects the cumulative total return of an investment made by a stockholder who purchased one share at inception ($10.00 IPO) and then reinvested all annual distributions as indicated, and fully participated in primary subscriptions of rights offerings.

2 Reflects the actual market price of one share as it has traded on the NYSE.

3 Annual distribution totals represent actual amounts.  The Fund currently pays 2.5% of its net asset value quarterly; however this policy may be changed at the discretion of the Fund's Board of Directors.

NEWS RELEASE

Date: Friday, April 1, 2005

BLUE CHIP VALUE FUND DECLARES FIRST QUARTER DISTRIBUTION

DENVER, CO. (April 1, 2005) The Directors of Blue Chip Value Fund, Inc. have declared a distribution of $0.14 per share. This distribution is payable April 29, 2005, to stockholders of record April 15, 2005, and will have an ex-dividend date of April 13, 2005. The Fund currently pays a quarterly distribution equal to 2.5% of its Net Asset Value, rounded to the nearest penny. These fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses.

Of the total distribution, approximately $0.0029 represents net investment income and the remaining undesignated portion is paid from capital surplus. If the Fund’s total distributions required by the fixed quarterly payout policy for the year exceed the Fund’s “current and accumulated earnings and profits,” the excess will be treated as non-taxable return of capital, reducing the stockholder’s adjusted cost basis. The final determination of the source of the undesignated distributions can be made only at year-end. Shareholders will receive written notification regarding the components and tax treatment of all distributions for the calendar year in early 2006.

As of March 31, 2005, the Fund’s N.A.V. was $5.64 and the stock closed at $6.65, a premium of 17.9078%.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF INVESTMENTS
March 31, 2005 (Unaudited)
			Market
	Shares	Cost	Value
COMMON STOCKS – 105.94%
BASIC MATERIALS – 1.77%
Forestry & Paper – 1.77%
Bowater Inc.	72,600	$3,478,573	$2,734,842
TOTAL BASIC MATERIALS		3,478,573	2,734,842

CAPITAL GOODS – 7.33%
Aerospace & Defense – 4.14%
General Dynamics Corp.	32,200	3,319,660	3,447,010
Raytheon Co.	76,100	2,872,747	2,945,070
		6,192,407	6,392,080
Electrical Equipment – 1.06%
General Electric Co.	45,300	1,609,917	1,633,518

INDUSTRIAL PRODUCTS - 2.13%
Parker Hannifin Corp.	53,900	3,893,549	3,283,588
TOTAL CAPITAL GOODS		11,695,873	11,309,186

COMMERCIAL SERVICES – 4.29%
IT Services – 3.25%
Computer
Sciences Corp.*†	109,400	5,309,155	5,015,990

Transaction Processing – 1.04%
First Data Corp.	40,600	1,613,582	1,595,986
TOTAL COMMERCIAL
SERVICES		6,922,737	6,611,976

COMMUNICATIONS – 2.23%
Telecomm Equipment & Solutions – 2.23%
Nokia Corp.*	222,500	3,475,354	3,433,175
TOTAL COMMUNICATIONS		3,475,354	3,433,175

CONSUMER CYCLICAL – 17.87%
Clothing & Accessories – 3.23%
TJX Companies Inc.†	202,500	4,766,984	4,987,575

General Merchandise – 3.58%
Target Corp.	110,400	5,543,415	5,522,208

Hotels & Gaming – 2.76%
Starwood Hotels & Resorts
Worldwide Inc.	71,000	3,389,035	4,262,130

Other Consumer Services – 1.04%
Cendant Corp.	77,900	1,699,196	1,600,066

Publishing & Media – 5.46%
Dow Jones & Company Inc.	41,200	2,286,186	1,539,644
Viacom Inc. - Class B	68,900	3,268,535	2,399,787
Walt Disney Co.†	156,000	3,932,134	4,481,880
		9,486,855	8,421,311

			Market
	Shares	Cost	Value
Restaurants – 1.80%
Darden Restaurants Inc.	90,500	$2,254,348	$2,776,540
TOTAL CONSUMER CYCLICAL		27,139,833	27,569,830

CONSUMER STAPLES – 6.71%
Food & Agricultural Products – 4.63%
Bunge Ltd.	72,500	3,181,331	3,906,300
Kraft Foods Inc.	97,800	3,191,202	3,232,290
		6,372,533	7,138,590
Home Products – 2.08%
Colgate Palmolive Co.	61,500	3,488,943	3,208,455
TOTAL CONSUMER STAPLES		9,861,476	10,347,045

ENERGY – 11.67%
Exploration & Production – 5.46%
Occidental Petroleum Corp.	70,800	3,963,087	5,038,836
XTO Energy Inc.	102,900	3,249,551	3,379,236
		7,212,638	8,418,072
Integrated Oils – 3.32%
Marathon Oil Corp.†	72,000	2,860,633	3,378,240
Suncor Energy Inc.	43,600	1,463,042	1,753,156
		4,323,675	5,131,396
Oil Services – 2.89%
Transocean Inc.*	86,500	2,986,106	4,451,290
TOTAL ENERGY		14,522,419	18,000,758

FINANCIALS – 22.03%
Integrated Financial Services – 3.88%
Citigroup Inc.†	133,300	6,024,768	5,990,502
Property Casualty Insurance – 1.22%
Allstate Corp.†	34,900	1,670,607	1,886,694
Regional Banks – 2.78%
US Bancorp	88,600	2,549,281	2,553,452
Wachovia Corp.	34,100	1,644,934	1,736,031
		4,194,215	4,289,483
Securities & Asset Management – 6.41%
Goldman Sachs Group Inc.	15,500	1,496,992	1,704,845
Merrill Lynch &
Company Inc.†	80,800	4,527,566	4,573,280
Morgan Stanley & Co.	63,100	3,378,672	3,612,475
		9,403,230	9,890,600
Specialty Finance – 6.12%
Countrywide
Financial Corp.	86,900	3,027,386	2,820,774
Freddie Mac	53,000	3,499,043	3,349,600
MBNA Corp.	132,900	3,368,944	3,262,695
		9,895,373	9,433,069
Thrifts – 1.62%
Washington Mutual Inc.	63,100	2,496,728	2,492,450
TOTAL FINANCIALS		33,684,921	33,982,798

			Market
	Shares	Cost	Value
MEDICAL - HEALTHCARE – 21.65%
Healthcare Services – 3.59%
Pacificare Health
Systems Inc.*	97,300	$3,643,504	$5,538,316
Medical Technology – 1.81%
Medtronic Inc.	54,800	2,757,971	2,792,060
Pharmaceuticals – 16.25%
Abbott Laboratories†	82,500	3,448,251	3,846,150
Amgen Inc.*†	95,800	5,648,679	5,576,518
Barr Pharmaceuticals Inc.*	70,800	3,366,198	3,457,164
Pfizer Inc.†	186,860	5,700,607	4,908,812
Teva Pharmaceutical
Industries Ltd.	234,400	6,671,513	7,266,400
		24,835,248	25,055,044
TOTAL MEDICAL -
HEALTHCARE		31,236,723	33,385,420

TECHNOLOGY – 8.10%
Computer Software – 4.15%
Microsoft Corp.†	193,800	5,974,024	4,684,146
Verisign Inc.*	59,400	1,600,355	1,704,780
		7,574,379	6,388,926
Semiconductors – 3.95%
Altera Corp.*†	132,500	3,165,704	2,620,850
Intel Corp.	149,700	4,067,082	3,477,531
		7,232,786	6,098,381
TOTAL TECHNOLOGY		14,807,165	12,487,307

TRANSPORTATION – 2.29%
Railroads – 2.29%
Norfolk Southern Corp.	95,400	3,411,566	3,534,570
TOTAL TRANSPORTATION		3,411,566	3,534,570
TOTAL COMMON STOCKS		160,236,640	163,396,907

SHORT-TERM INVESTMENTS – 0.19%
Goldman Sachs Financial
Square Prime Obligations
Fund - FST Shares		306,489	306,489
TOTAL SHORT-TERM
INVESTMENTS		306,489	306,489

TOTAL
INVESTMENTS	106.13%	$160,543,129	$163,703,396
Liabilities in Excess
of Other Assets	(6.13%)		(9,462,225)
NET ASSETS	100.00%		$154,241,171

*Denotes non-income producing security.
†A portion of the shares held in this security are pledged as collateral for the borrowings under the loan agreement.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2005 (Unaudited)

ASSETS
Investments at market value	$163,703,396
(identified cost $160,543,129)
Receivables for investment sold	7,389,007
Dividends receivable	150,596
Interest receivable	752
Other assets	27,586
TOTAL ASSETS	171,271,337

LIABILITIES
Loan payable to bank (Note 4)	9,360,000
Interest due on loan payable to bank	29,674
Payable for securities purchased	7,465,786
Advisory fee payable	79,186
Administration fee payable	8,408
Accrued Compliance Officer fees	2,167
Accrued expenses and other liabilities	84,945
TOTAL LIABILITIES	17,030,166
NET ASSETS	$154,241,171

COMPOSITION OF NET ASSETS
Capital stock, at par	$273,390
Paid-in-capital	148,947,447
Undistributed net investment income	167,369
Accumulated net realized gain	1,692,698
Net unrealized appreciation on investments	3,160,267
$154,241,171

SHARES OF COMMON STOCK
OUTSTANDING (100,000,000 shares
authorized at $0.01 par value)	27,338,999

Net asset value per share	$5.64

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2005 (Unaudited)

INCOME
Dividends (net of foreign
withholding taxes of $3,458)	$539,391
Interest	2,170
TOTAL INCOME		$541,561

EXPENSES
Investment advisory fee
(Note 3)	227,995
Administrative services fee
(Note 3)	24,684
Interest on outstanding
loan payable	91,625
Legal fees	27,801
Stockholder reporting	25,397
Transfer agent fees	17,630
Directors’ fees	16,913
NYSE listing fees	6,469
Audit and tax preparation fees	5,237
Insurance and fidelity bond	3,697
Chief Compliance Officer fees	4,500
Other	1,784
Custodian fees	2,367
TOTAL EXPENSES		456,099
NET INVESTMENT INCOME		85,462
REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments		1,423,428
Change in net unrealized appreciation/
depreciation of investments		(4,776,111)
NET LOSS ON INVESTMENTS		(3,352,683)
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS		$(3,267,221)

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
	For the Three	For the
	Months Ended	Year Ended
	March 31,	December 31,
	2005*	2004
Increase/(decrease) in net assets
from operations:
Net investment income	$85,462	$851,907
Net realized gain from
securities transactions	1,423,428	30,652,528
Change in net unrealized
appreciation or depreciation
of investments	(4,776,111)	(11,703,635)
	(3,267,221)	19,800,800

Decrease in net assets
from distributions to
stockholders from:
Net investment income	0	(770,000)
Net realized gain on
investments	0	(14,410,727)
	0	(15,180,727)

Increase in net assets from
common stock transactions:
Net asset value of common
stock issued to stockholders
from reinvestment of
dividends (95,360 and
373,845 shares issued,
respectively)	605,155	2,226,141
	605,155	2,226,141

NET INCREASE/(DECREASE)
IN NET ASSETS	(2,662,066)	6,846,214

NET ASSETS
Beginning of period	156,903,237	150,057,023
End of period	$154,241,171	$156,903,237

*Unaudited

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF CASH FLOWS
For the Three Months Ended March 31, 2005 (Unaudited)

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(3,267,221)
Adjustments to reconcile net decrease in net
assets from operations to net cash provided
by operating activities:
Purchase of investment securities	(7,465,786)
Proceeds from disposition of
investment securities	9,289,291
Net purchase of short-term investment securities	(125,336)
Net realized gain from securities investments	(1,423,428)
Net change in unrealized appreciation
on investments	4,776,111
Increase in payable for investments purchased	7,465,786
Increase in receivables for
investments purchased	(7,389,007)
Decrease in dividends and interest receivable	107,673
Increase in other assets	(15,698)
Increase in accrued expenses and payables	19,006
Net cash provided by operating activities	1,971,391

Cash Flows from Financing Activities
Proceeds from bank borrowing	3,510,000
Repayment of bank borrowing	(2,000,000)
Cash distributions paid	(3,481,391)
Net cash used in financing activities	(1,971,391)

Net increase in cash	0
Cash, beginning balance	0
Cash, ending balance	0

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of
reinvestment of dividends and distributions of $605,155.

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

FINANCIAL HIGHLIGHTS
	For the Three
	Months Ended
Per Share Data	March 31,		For the year ended December 31,
(for a share outstanding throughout each period)	2005(1)		2004	2003	2002	2001	2000
Net asset value – beginning of period	$5.76		$5.58	$4.85	$6.94	$8.17	$9.09
Investment operations
Net investment income	0.00	(2)	0.03	0.01	0.04	0.04	0.05
Net gain (loss) on investments	(0.12)		0.71	1.23	(1.40)	(0.29)	(0.08)
Total from investment operations	(0.12)		0.74	1.24	(1.36)	(0.25)	(0.03)
Distributions
From net investment income	—		(0.03)	(0.01)	(0.04)	(0.04)	(0.05)
From net realized gains on investments	—		(0.53)	—	—	(0.36)	(0.84)
Return of capital	—		—	(0.50)	(0.52)	(0.34)	—
Undesignated	—		—	—	—	—	—
Total distributions	0.00	(5)	(0.56)	(0.51)	(0.56)	(0.74)	(0.89)
Capital Share Transactions
Dilutive effects of rights offerings	—		—	—	(0.16)	(0.23)	—
Offering costs charged to paid in capital	—		—	—	(0.01)	(0.01)	—
Total capital share transactions	—		—	—	(0.17)	(0.24)	—
Net asset value, end of period	$5.64		$5.76	$5.58	$4.85	$6.94	$8.17

Per share market value, end of period	$6.65		$6.68	$6.14	$4.59	$7.56	$7.55

Total investment return(3) based on:
Market Value	(0.5%)		19.2%	46.9%	(32.2%)	14.1%	(3.2%)
Net Asset Value	(2.1%)		13.1%	26.4%	(20.6%)	(3.0%)	0.2%
Ratios/Supplemental data:
Ratio of operating expenses to average net assets	0.95%	*	0.99%	1.13%	0.93%	0.91%	0.88%
Ratio of total expenses to average net assets	1.19%	*	1.12%	1.13%	0.93%	0.91%	0.88%
Ratio of net investment income to average net assets	0.22%	*	0.57%	0.27%	0.64%	0.56%	0.63%
Ratio of total distributions to average net assets	0.00%	(5)	10.16%	10.07%	10.15%	10.21%	10.46%
Portfolio turnover rate(4)	4.51%		115.39%	52.58%	65.86%	73.30%	127.55%
Net assets – end of period (in thousands)	$154,241		$156,903	$150,057	$128,713	$145,517	$140,863

See accompanying notes to financial statements.

*Annualized.

(1)Unaudited.

(2)Amount is less than $.005 per share.

(3)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(4)A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for a year and dividing it by the monthly average of the market value of the portfolio securities during the year. Purchases and sales of investment securities (excluding short-term securities) for the three months ended March 31, 2005 were $7,465,786 and $9,289,291, respectively.

(5)Due to the timing of quarterly ex-distribution dates, no quarterly distribution was recorded during the three months ended March 31, 2005. Please see Note 5 concerning details for the April 2005 distribution.

BLUE CHIP VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

March 31, 2005 (Unaudited)

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Blue Chip Value Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation – All securities of the Fund are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. (Eastern Time), on each day that the NYSE is open. Listed securities are generally valued at the last sales price as of the close of regular trading on the NYSE. Securities traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) are generally valued at the NASDAQ Official Closing Price (“NOCP”). In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices.

     Securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

     When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value determined in good faith by or under the direction of the Board of Directors.

Investment Transactions – Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investment are determined on the “specific identification” basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income, which includes interest earned on money market funds, is accrued and recorded daily.

Federal Income Taxes – The Fund intends to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no provision has been made for federal income taxes.

    During the year ended December 31, 2004, the Fund used capital loss carryforwards of $15,530,078.

    The tax character of the distributions paid was as follows:

	Three Months
	Ended	Year Ended
	March 31,	December 31,
	2005	2004
Distributions paid from:
Ordinary income	$—	$770,000
Long-term capital gain	—	14,410,727
Total	$—	$15,180,727

     As of March 31, 2005 the components of distributable earnings on a tax basis was as follows:

Undistributed net investment income	$85,462
Accumulated net realized gain	1,842,778
Net unrealized appreciation	3,010,187
Total	$4,938,427

     The difference between book basis and tax basis is attributable to the tax deferral of losses on wash sales.

Distributions to Stockholders – Distributions to stockholders are recorded on the ex-dividend date.

     The Fund currently maintains a “managed distribution policy” which distributes at least 2.5% of its net asset value quarterly to its stockholders. These fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and will be classified to conform to the tax reporting requirements of the Internal Revenue Code. If the Fund’s total distributions required by the fixed quarterly payout policy for the year exceed the Fund’s “current and accumulated earnings and profits,” the excess will be treated as non-taxable return of capital, reducing the stockholder’s adjusted basis in his or her shares. Although capital loss carryforwards may offset any current year net realized capital gains, such amounts do not reduce the Fund’s “current earnings and profits.” Therefore, to the extent that current year net realized capital gains are offset by capital loss carryforwards, such excess distributions are classified as taxable ordinary income rather than non-taxable return of capital. See Federal Income Taxes discussion above. In this situation, the Fund’s Board of Directors would consider that factor, among others, in determining whether to retain, alter or eliminate the “managed distribution policy.” The Fund’s distribution policy may be changed at the discretion of the Fund’s Board of Directors. At this time, the Board of Directors has no plans to change the current policy.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and disclosures made in the accompanying notes to the financial statements. Actual results could differ from those estimates.

2.  UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS (TAX BASIS)

As of March 31, 2005:
Gross appreciation (excess of value over tax cost)	$10,522,020
Gross depreciation (excess of tax cost over value)	(7,511,833)
Net unrealized appreciation	$3,010,187
Cost of investments for income tax purposes	$160,693,209

3. INVESTMENT ADVISORY AND ADMINISTRATION SERVICES AND OTHER RELATED PARTY TRANSACTIONS

     The Fund has an Investment Advisory Agreement with Denver Investment Advisors LLC (“DenverIA”), whereby a management fee is paid to DenverIA based on an annual rate of 0.65% of the Fund’s average weekly net assets up to $100,000,000 and 0.50% of the Fund’s average weekly net assets in excess of $100,000,000. The management fee is paid monthly based on the average of the net assets of the Fund computed as of the last business day the New York Stock Exchange is open each week. Certain officers and a director are also officers of DenverIA.

     ALPS Mutual Funds Services, Inc. (“ALPS”) and DenverIA serve as the Fund’s co-administrators. The Administrative Agreement includes the Fund’s administrative and fund accounting services. The administrative services fee was based on an annual rate for ALPS and DenverIA, respectively, of 0.0835% and 0.01% of the Funds average daily net assets up to $75,000,000, 0.04%, and 0.005% of the Funds average daily net assets between $75,000,000 and $125,000,000, and 0.02% and 0.005% of the Funds average daily net assets in excess of $125,000,000. The administrative service fee is paid monthly.

     Effective October 1, 2004, the Directors appointed a Chief Compliance Officer who is also Treasurer of the Fund and an employee of DenverIA. The Directors agreed to reimburse DenverIA a portion of his compensation for his services as the Fund’s Chief Compliance Officer.

4. LOAN OUTSTANDING

     On November 12, 2003 an agreement with Custodial Trust Company, an affiliate of Bear Stearns, was reached, in which the Fund may borrow from the Custodial Trust Company an aggregate amount of up to the lesser of $15,000,000 or the maximum amount the Fund is permitted to borrow under the Investment Company Act of 1940. The interest rate resets monthly at 30-day LIBOR plus 1.00%. The borrowings under the Custodial Trust Company loan are secured by pledging a portion of the Fund’s portfolio securities as collateral. The initial value of the portfolio securities pledged must equal twice the amount of the loan outstanding.

Details of the loan outstanding are as follows:

			Average for
			Three Months
	As of		Ended
	March 31,		March 31,
	2005		2005
Loan outstanding	$9,360,000		$10,331,001
Interest rate	3.85%	*	3.551%	*
% of Fund’s total assets	5.47%		6.03%
Amount of debt per share
outstanding	$0.34		$0.38
Number of shares outstanding
(in thousands)	27,339		27,336	**

*Annualized
**Weighted average

5. SUBSEQUENT EVENTS

     The Fund declared a distribution of $0.14 per share on April 1, 2005. The distribution will be payable on April 29, 2005. Of the total distribution, approximately $0.0029 represents net investment income and the remaining portion is currently undesignated until the actual determination of the source can be made at year-end.

BOARD OF DIRECTORS Kenneth V. Penland, Chairman Todger Anderson, Director Lee W. Mather, Jr, Director Gary P. McDaniel, Director Richard C. Schulte, Director Roberta M. Wilson, Director
OFFICERS Kenneth V. Penland, Chairman Todger Anderson, President Mark M. Adelmann, Vice President Joan Ohlbaum Swirsky, Secretary Jasper R. Frontz, Treasurer, Chief Compliance Officer
Investment Adviser/Co-Administrator Denver Investment Advisors LLC 1225 17th Street, 26th Floor Denver, CO 80202 (303) 312-5100
Stockholder Relations Margaret R. Jurado (800) 624-4190 (303) 312-5100 e-mail: blu@denveria.com
Custodian Bank of New York One Wall Street New York, NY 10286
Co-Administrator ALPS Mutual Funds Services, Inc. 1625 Broadway, Suite 2200 Denver, CO 80202
Transfer Agent
Dividend Reinvestment Plan Agent
(Questions regarding your Account)
Mellon Investor Services, LLC
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ 07660
(800) 288-9541
www.melloninvestor.com

NYSE Symbol—BLU

www.blu.com